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                                  [LETTERHEAD]


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the use in this Registration Statement on Form S-4 for Redlands Centennial Bank of our report dated February 2, 1999 relating to the financial statements of Redlands Centennial Bank for the years ended December 31, 1998 and 1997.


                                       /s/ Hutchinson and Bloodgood LLP
                                           October 19, 1999